                                                                    EXHIBIT 99.6

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[466,211,000] (APPROXIMATE)

                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB1

                                  [SURF LOGO]

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                FEBRUARY 7, 2006

                              [MERRILL LYNCH LOGO]

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

* OLTV SHOULD INCLUDE FIRST MORTGAGE BALANCE ON THE PROPERTY AT THE TIME OF ORIGINATION

* COLTV SHOULD INCLUDE FIRST MORTGAGE BALANCE AND ANY ADDITIONAL MORTGAGES ON THE PROPERTY (WHETHER IN THIS COLLATERAL POOL OR NOT) AT THE TIME OF ORIGINATION

* FRONT END DTI SHOULD INCLUDE ONLY FIRST MORTGAGE EXPENSES (P AND I, PROPERTY TAXES AND INSURANCE)

*     BACK END DTI SHOULD INCLUDE ALL MORTGAGE EXPENSES AND ALL OTHER DEBT

* EACH LINE ITEM'S "DEAL PERCENTAGE" SHOULD REFLECT ITS RESPECTIVE RELATIVE PERCENTAGE OF THE DEAL.

* CELLS CORRESPONDING TO, FOR INSTANCE, THE IO ROW AND THE IO COLUMN, SHOULD EQUAL 100%, NOT ITS RESPECTIVE RELATIVE PERCENTAGE OF THE DEAL.

* FOR EXAMPLE THE PURCHASE ROW AND OWNER OCCUPIED COLUMN INTERSECTION SHOULD EQUAL THE PERCENTAGE OF PURCHASE LOANS THAT ARE OWNER OCCUPIED.


Deal  Loan Characteristics     Loan     Balance       Deal      WAC   WALA  FICO  OLTV  COLTV  Front  Back   Full
Name                          Number               Percentage                                   End   End     Doc
                                                                                                DTI   DTI
----  ----------------------  ------  -----------  ----------  -----  ----  ----  ----  -----  -----  ----  -----
      Aggregate               2,576   492,754,583    100.00%    6.97    4    682  82.2  90.7    0.0   40.8   31.4
      Rate 9.5-10               19     2,022,623      0.41%     9.74    4    676  93.9  98.5    0.0   39.8    3.5
      RATE 10.001-10.5          5       800,939       0.16%    10.19    4    689  92.5  92.5    0.0   25.5    0.0
      RATE 10.501-11
      RATE 11.001-11.5
      RATE greater than 11.5
      LB <50,000                33     1,530,611      0.31%     8.31    5    660  72.1  83.7    0.0   34.9   36.7
      LB 50,001-100K           648    49,515,850     10.05%     7.59    5    673  82.8  94.9    0.0   37.6   34.8
      LB 100-200K              950    138,060,918    28.02%     7.12    4    676  82.0  92.8    0.0   40.1   36.2
      LB 200-300k              515    125,410,039    25.45%     6.92    4    680  82.1  90.0    0.0   41.2   30.4
      LB 300K-400K             236    82,433,212     16.73%     6.67    4    685  81.9  89.2    0.0   42.2   26.6
      LB 400K-500k             118    52,069,484     10.57%     6.79    4    689  83.5  89.1    0.0   42.8   25.4
      LB 500-600k               52    27,677,852      5.62%     6.64    4    698  83.5  88.2    0.0   41.5   31.6
      LB 600-700k               18    11,533,120      2.34%     6.69    5    703  78.6  84.1    0.0   39.9   16.5
      LB 700-800k               5      3,684,342      0.75%     6.67    4    680  77.9  83.8    0.0   36.3   60.6
      LB 800-900k               1       839,155       0.17%     5.95    4    655  70.0  70.0    0.0   53.8  100.0
      LB 900-1MM
      LB > 1MM
      FICO <500
      FICO 501-525
      FICO 526-550
      FICO 551-575
      FICO 576-600
      FICO 601-625             154    27,000,951      5.48%     7.03    4    623  76.0  87.0    0.0   40.9   39.3
      FICO 626-650             573    93,607,567     19.00%     7.02    4    638  77.2  90.8    0.0   41.4   30.7
      FICO 651-700            1,226   238,564,061    48.41%     6.99    4    675  83.5  91.0    0.0   41.0   30.7
      >700                     623    133,582,005    27.11%     6.87    4    735  84.6  90.9    0.0   40.1   31.6
      LTV < 80                 410    88,536,338     17.97%     6.58    4    673  69.2  72.7    0.0   40.1   33.0
      LTV 80-85               1,458   261,582,976    53.09%     6.94    4    674  80.5  95.3    0.0   41.3   26.3
      LTV 85.01-90             309    70,305,059     14.27%     7.02    4    699  89.6  89.9    0.0   40.3   34.8
      LTV 90.01-95             191    41,023,199      8.33%     7.38    4    700  94.5  94.5    0.0   41.2   35.2
      LTV 95.01-100            208    31,307,011      6.35%     7.63    4    706  99.8  99.8    0.0   39.6   56.9
      LTV >100
      2nd Home                  26     5,163,330      1.05%     7.32    5    699  81.2  90.3    0.0   37.1    9.3
      Invest Property          246    37,857,087      7.68%     7.59    4    700  84.7  86.1    0.0   38.3   40.8
      2nd lien
      Simultaneous 2nds       1,313   218,653,126    44.37%     7.02    4    672  79.9  99.2    0.0   41.5   25.1
      Stated Doc              1,626   319,173,062    64.77%     7.13    4    681  81.5  91.1    0.0   40.9    0.0
      Limited                   60    12,742,665      2.59%     6.76    4    686  85.5  89.1    0.0   31.1    0.0
      No Doc                    30     6,074,782      1.23%     7.42    5    701  81.1  91.7    0.0   0.0     0.0
      Purchase                1,463   248,221,731    50.37%     7.17    4    684  83.3  96.4    0.0   40.6   22.7
      Cash Out Refi            994    222,050,994    45.06%     6.76    4    678  80.8  84.6    0.0   41.1   39.6
      Rate Term Refi           119    22,481,858      4.56%     6.68    4    689  83.4  87.6    0.0   40.2   45.7
      2-4 Family               209    52,962,092     10.75%     7.07    4    691  82.0  87.5    0.0   41.0   29.2
      Condo                    139    23,872,582      4.84%     6.97    5    686  82.7  91.3    0.0   40.1   35.1
      Fixed                    587    112,633,333    22.86%     6.81    4    683  79.2  84.3    0.0   40.5   43.4
      Arm                     1,989   380,121,251    77.14%     7.01    4    681  83.0  92.6    0.0   40.9   27.9
      Back DTI 45-50           686    147,805,901    30.00%     6.92    4    679  82.2  91.3    0.0   47.6   32.0
      Back DTI 50-55           140    27,494,521      5.58%     6.69    4    671  80.9  89.6    0.0   52.0   61.2
      Back DTI > 55             3      1,048,685      0.21%     6.24    6    652  77.3  77.3    0.0   61.7   10.0
      IO                       742    177,663,032    36.06%     6.89    4    686  82.3  92.9    0.0   41.5   29.8
      Cali                     273    91,247,642     18.52%     6.56    4    689  80.2  86.7    0.0   42.0   33.7
      N Cali                   127    41,498,670      8.42%     6.57    4    687  80.8  88.7    0.0   43.3   31.5
      S Cali                   146    49,748,973     10.10%     6.54    4    691  79.7  85.1    0.0   40.8   35.6
      NY                       102    33,239,986      6.75%     6.66    4    690  78.8  84.5    0.0   41.5   24.6
      FL                       141    28,118,701      5.71%     6.97    5    679  80.2  87.6    0.0   40.1   20.5
      Georgia                   82    13,218,410      2.68%     6.99    5    681  83.4  95.3    0.0   37.0   31.5
      Ohio                     121    15,089,414      3.06%     7.18    4    679  86.1  96.5    0.0   40.6   42.9
      Maryland                  65    17,476,272      3.55%     6.78    4    684  81.0  86.0    0.0   42.2   35.5
      40 yr Loans               61    13,442,807      2.73%     6.85    4    679  81.0  88.6    0.0   40.9   43.7
      Purchase Loans w/Simul
        2nds                  1,025   168,751,089    34.25%     7.07    4    675  80.0  99.4    0.0   41.4   20.1
      Stated Doc Purchase
        Loans w/Simul 2nds     767    129,737,434    26.33%     7.24    4    675  79.9  99.4    0.0   41.3    0.0
      IO Purchase Loans
        w/Simul 2nds           374    78,501,579     15.93%     7.03    4    681  79.8  99.4    0.0   42.1   17.7
      Stated Doc IO Purchase
        Loans w/Simul 2nds     293    62,843,927     12.75%     7.17    4    684  79.7  99.3    0.0   41.7    0.0
      FICO Std Dev            39.78
      LTV Std Dev              9.93

Deal  Loan Characteristics    Owner  Single  Purchase  Simul   IO    Init  Subs  Life
Name                           Occ   Family            2nds          Cap   Cap    Cap
----  ----------------------  -----  ------  --------  -----  -----  ----  ----  ----
      Aggregate                91.3   69.8     50.4    44.4   36.1   3.0   1.0    6.4
      Rate 9.5-10              82.7   75.5     87.6    22.7    0.0   3.0   1.0    6.7
      RATE 10.001-10.5         32.6   32.6     100.0    0.0    0.0   3.0   1.0    6.2
      RATE 10.501-11
      RATE 11.001-11.5
      RATE greater than 11.5
      LB <50,000               87.1   93.5     58.9    53.0   12.2   3.0   1.0    6.9
      LB 50,001-100K           84.8   81.2     72.1    60.9   14.3   3.0   1.0    6.6
      LB 100-200K              90.0   76.2     57.1    55.4   26.7   3.0   1.0    6.5
      LB 200-300k              90.5   66.3     46.9    41.4   40.1   3.0   1.0    6.4
      LB 300K-400K             95.2   65.6     43.1    38.5   43.9   3.0   1.0    6.4
      LB 400K-500k             94.9   62.3     36.5    29.0   54.2   3.0   1.0    6.4
      LB 500-600k              94.1   64.3     46.4    25.6   41.2   3.1   1.0    6.3
      LB 600-700k              88.3   60.1     45.1    33.9   38.8   3.5   1.0    5.8
      LB 700-800k             100.0   80.5     39.4    39.4   79.4   2.7   1.1    6.4
      LB 800-900k             100.0   0.0       0.0     0.0    0.0   0.0   0.0    0.0
      LB 900-1MM
      LB > 1MM
      FICO <500
      FICO 501-525
      FICO 526-550
      FICO 551-575
      FICO 576-600
      FICO 601-625             95.9   70.7     44.2    56.7   23.5   2.9   1.0    6.4
      FICO 626-650             96.4   76.2     55.2    69.6   31.6   3.0   1.0    6.5
      FICO 651-700             91.6   69.3     45.9    39.4   37.6   3.0   1.0    6.5
      >700                     86.2   66.2     56.3    33.1   39.0   3.1   1.0    6.4
      LTV < 80                 90.5   67.6     16.3    17.9   28.5   3.1   1.0    6.1
      LTV 80-85                95.4   69.4     66.3    76.5   40.7   3.0   1.0    6.5
      LTV 85.01-90             77.3   66.9     33.5     3.3   39.3   3.0   1.0    6.3
      LTV 90.01-95             83.9   76.2     44.3     0.9   29.1   2.9   1.0    6.4
      LTV 95.01-100           100.0   78.0     59.5     0.0   20.7   2.9   1.0    6.7
      LTV >100
      2nd Home                 0.0    59.6     81.1    53.4   35.0   3.4   1.0    5.8
      Invest Property          0.0    58.3     57.9    11.3    4.6   2.9   1.0    6.2
      2nd lien
      Simultaneous 2nds        96.8   69.6     77.2    100.0  44.4   3.1   1.0    6.6
      Stated Doc               93.1   67.7     57.2    49.5   38.0   3.0   1.0    6.5
      Limited                  67.8   87.5     35.7    17.9    9.4   3.0   1.0    6.0
      No Doc                   85.7   53.4     76.3    57.9   36.6   4.1   1.0    5.7
      Purchase                 89.5   67.6     100.0   68.0   39.0   3.0   1.0    6.5
      Cash Out Refi            93.0   71.0      0.0    20.2   32.6   3.0   1.0    6.3
      Rate Term Refi           94.3   83.9      0.0    22.6   38.2   3.0   1.0    6.5
      2-4 Family               80.6   0.0      49.1    31.1   32.3   3.0   1.0    6.4
      Condo                    86.0   0.0      57.7    46.4   44.8   3.0   1.0    6.5
      Fixed                    93.6   74.3     24.1    26.0   10.3   0.0   0.0    0.0
      Arm                      90.6   68.5     58.2    49.8   43.7   3.0   1.0    6.4
      Back DTI 45-50           92.9   67.3     50.3    46.9   41.8   3.0   1.0    6.5
      Back DTI 50-55           90.0   74.8     40.4    44.9   14.4   2.9   1.0    6.3
      Back DTI > 55            90.1  100.0     41.5     0.0    0.0   3.0   1.0    6.1
      IO                       98.0   65.9     54.4    54.6   100.0  3.1   1.0    6.5
      Cali                     95.1   75.4     40.6    34.3   58.9   3.0   1.0    6.5
      N Cali                   96.5   80.9     49.1    41.5   62.5   3.0   1.0    6.6
      S Cali                   93.9   70.8     33.5    28.2   55.9   3.0   1.1    6.4
      NY                       93.6   65.9     40.1    28.8   30.2   2.9   1.0    6.2
      FL                       82.0   51.8     55.5    42.1   27.2   3.2   1.0    6.1
      Georgia                  82.5   68.9     61.6    62.2   35.2   3.2   1.0    6.1
      Ohio                     90.8   93.4     46.4    52.6   31.3   3.1   1.0    6.5
      Maryland                 93.8   66.1     27.6    25.4   45.8   3.0   1.0    6.2
      40 yr Loans              80.4   82.6     50.3    38.8    0.0   2.9   1.0    6.0
      Purchase Loans w/Simul
        2nds                   96.5   67.8     100.0   100.0  46.5   3.1   1.0    6.6
      Stated Doc Purchase
        Loans w/Simul 2nds     97.1   67.4     100.0   100.0  48.4   3.1   1.0    6.6
      IO Purchase Loans
        w/Simul 2nds           97.7   63.1     100.0   100.0  100.0  3.1   1.0    6.6
      Stated Doc IO Purchase
        Loans w/Simul 2nds     98.0   62.2     100.0   100.0  100.0  3.1   1.0    6.7
      FICO Std Dev
      LTV Std Dev